UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2022

POTNETWORK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-55969	46-5470832
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

3531 Griffin Road

Ft. Lauderdale, Florida 33312

(Address of Principal Executive Offices)

(800) 433-0127

(Registrant's Telephone Number including Area Code)

________________________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Notice Of Action By Written Consent Of Stockholders

As filed on form DEF 14C, on May 25, 2022, (the “Information Statement”), the following action was approved pursuant to the written consent of the holders of a majority of the voting power of the outstanding shares of the preferred and common stock of PotNetwork Holdings, Inc., a Colorado corporation (the “Company”, or the “Registrant”) as dated on February 22, 2022, in lieu of a special meeting of the stockholders and in accordance with Colorado law:

To amend the Company’s Articles of Incorporation to change the name of the Registrant to “Diamond Wellness Holdings, Inc.” (The “Amendment”)

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein shall be implemented 20-days after the date of the communication of the Information Statement to the Registrant’s stockholders in the form of (1) a posting on the website of the Company,  www.potnetworkholding.com of the Information Statement; and (2) publication of a press release distributed and appearing on customary business news information websites to communicate the amendment to the stockholders of the Company. The Amendment described herein is therefore effective not later than as of the close of business on May 31, 2022.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits:

5.1	Information Statement*

*As previously filed on Form DEF 14C on May 25, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PotNetwork Holdings, Inc. (the “Registrant”)
a Colorado corporation

DATE: May 26, 2022	/s/ Sohail Quraeshi
	Name:	Sohail Quraeshi
	Title:	Chief Executive Officer

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